Supplement to the
Fidelity® Variable Insurance Products
Investor Class
April 28, 2012
Prospectus

The following information replaces similar information for VIP Telecommunications Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 28.

Matthew Drukker (portfolio manager) has managed the fund since January 2013.

The following information replaces the biographical information for Ms. Salen found in the "Fund Management" section beginning on page 40.

Matthew Drukker is portfolio manager of VIP Telecommunications Portfolio, which he has managed since January 2013. He also manages other funds. Prior to joining Fidelity Investments in August 2008 as a research analyst, Mr. Drukker was an investment banker at Sander O'Neill in New York from 1999 to 2006.

VIPINVF-13-01  February 5, 2013
1.824639.120

Supplement to
Fidelity® Variable Insurance Products
Initial Class
April 28, 2012
Prospectus

The following information replaces similar information for VIP Telecommunications Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 28.

Matthew Drukker (portfolio manager) has managed the fund since January 2013.

The following information replaces the biographical information for Kristina Salen found in the "Fund Management" section on page 40.

Matthew Drukker is portfolio manager of VIP Telecommunications Portfolio, which he has managed since January 2013. He also manages other funds. Prior to joining Fidelity Investments in August 2008 as a research analyst, Mr. Drukker was an investment banker at Sander O'Neill in New York from 1999 to 2006.

VIPFCI-13-01  February 5, 2013
1.765122.141